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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    July 17, 2001



                            THORNBURG MORTGAGE, INC.
             (Exact name of registrant as specified in its charter)


    Maryland                          001-11914                   85-0404134
 (State or other                     (Commission              (I.R.S. Employer
  jurisdiction                       File Number)            Identification No.)
of incorporation)



                              119 East Marcy Street
                           Santa Fe, New Mexico               87501
               (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code:   (505) 989-1900


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
                                       N/A

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Item 5      Other Events.

        On July 17, 2001, a Press Release was issued announcing Thornburg Mortgage, Inc.'s earnings for the quarter ending June 30, 2001.

        A copy of the Press Release has been filed as an exhibit to this report and is incorporated by reference herein.

Item 7(c)   Exhibits.

        The following exhibit is filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit     Name of Exhibit
-------     ---------------

   99.1     Press Release dated July 17, 2001
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THORNBURG MORTGAGE, INC.


Date:  July 20, 2001                        By: /s/ Michael B. Jeffers
                                               ---------------------------------
                                               Michael B. Jeffers, Secretary
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                                  EXHIBIT INDEX


EXHIBIT           NAME OF
NUMBER            EXHIBIT

   99.1           Press Release dated July 17, 2001